File No. 33-53340

               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                        AMENDMENT NO. 13

                               TO
                            FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

       THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                STRATEGIC EQUITY TRUST, SERIES 1
                      (Exact Name of Trust)

                  First Trust Portfolios, L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          First Trust Portfolios, L.P. CHAPMAN AND CUTLER LLP
          Attn:  James A. Bowen        Attn:  Eric F. Fess
          1001 Warrenville Road        111 West Monroe Street
          Lisle, Illinois  60532       Chicago, Illinois  60603

        (Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    :  immediately upon filing pursuant to paragraph (b)
:  x :  September 29, 2006
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)




               THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                        STRATEGIC EQUITY TRUST, SERIES 1
                                  140,220 UNITS


PROSPECTUS
Part One
Dated September 29, 2006

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two.

The Trust

The First Trust Special Situations Trust, Series 46, Strategic Equity Trust, Series 1 (the "Trust") is a unit investment trust consisting of a portfolio of zero coupon bonds issued by the State of Illinois ("the "zero coupon bonds") and common stocks of companies which, at the Initial Date of Deposit, provided income or were considered to have the potential for capital appreciation. At August 1, 2006, each Unit represented a 1/140,220 undivided interest in the principal and net income of the Trust (see "The FT Series" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor, First Trust Portfolios L.P., in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price per Unit is equal to the aggregate value of the Securities in the Portfolio of the Trust, plus or minus cash, if any, in the Income and Capital Accounts of the Trust divided by the number of Units outstanding, plus a sales charge of 5.80% of the Public Offering Price (6.157% of the net amount invested) including Income and Principal cash. At August 1, 2006, the Public Offering Price per Unit was $19.583 (see "Public Offering" in Part Two). The minimum purchase is 100 Units.

        Please retain all parts of this Prospectus for future reference.
------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------
                           FIRST TRUST PORTFOLIOS L.P.
                                     Sponsor

               THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                        STRATEGIC EQUITY TRUST, SERIES 1
              SUMMARY OF ESSENTIAL INFORMATION AS OF AUGUST 1, 2006
                      Sponsor: First Trust Portfolios L.P.
                      Evaluator: First Trust Advisors L.P.
                          Trustee: The Bank of New York

GENERAL INFORMATION
Aggregate Maturity Value of Treasury Obligations in the Trust                   $737,000
Number of Units (rounded to the nearest whole unit)                              140,220
Fractional Undivided Interest in the Trust per Unit                            1/140,220
Public Offering Price:
    Aggregate Value of Securities in the Portfolio                            $2,222,334
    Aggregate Value of Securities per 100 Units                                $1,584.90
    Income and Principal cash (overdraft) in the Portfolio                      $364,332
    Income and Principal cash (overdraft) per 100 Units                          $259.80
    Sales Charge 6.157% (5.80% of Public Offering Price,
       including Income and Principal cash)                                      $113.60
    Public Offering Price per 100 Units                                        $1,958.30
Redemption Price and Sponsor Repurchase Price per 100 Units
    ($113.600 less than the Public Offering Price per 100 Units)               $1,844.70

Date Trust Established                                                  October 29, 1992
Mandatory Termination Date                                                August 1, 2007

Evaluator's Annual Fee: $0.30 per 100 Units. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day on which it is open.

Supervisory fee payable to an affiliate of the Sponsor: Maximum of $0.25 per 100 Units annually.

Trustee's Annual Fee:  $0.97 per 100 Units.

Capital Distribution Record Date and Distribution Date: Distributions from the Capital Account will be made monthly payable on the last day of the month to Unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $1.00 per 100 Units. Notwithstanding, distributions of funds in the Capital Account, if any, will be made in December of each year.

Income Distribution Record Date: First day of each July and twentieth day of each December.

Income Distribution Date: Fifteenth day of each July and thirty-first day of each December.

A Unit holder who owns at least 2,500 Units may request an "In-Kind Distribution" upon redemption or upon termination of the Trust. See "Income and Capital Distributions" in Part Two.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Unit Holders of The First Trust Special Situations Trust,
Series 46, Strategic Equity Trust, Series 1


We have audited the statement of assets and liabilities of The First Trust Special Situations Trust, Series 46, Strategic Equity Trust, Series 1 (the "Trust"), including the schedule of investments, as of May 31, 2006, and the related statements of operations and of changes in net assets for each of the three years then ended and financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trust's Sponsor, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the Trustee. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The First Trust Special Situations Trust, Series 46, Strategic Equity Trust, Series 1, at May 31, 2006, and the results of its operations and changes in its net assets for each of the three years then ended and financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Chicago, Illinois
September 27, 2006

               THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                        STRATEGIC EQUITY TRUST, SERIES 1

                       STATEMENT OF ASSETS AND LIABILITIES

                                  May 31, 2006


ASSETS

Securities, at fair value (cost, $1,292,438)                      $2,534,499
Cash                                                                  14,034
Dividends receivable                                                   3,835
                                                                  ----------
TOTAL ASSETS                                                      $2,552,368
                                                                  ==========
LIABILITIES AND NET ASSETS

Accrued liabilities                                               $      994
                                                                  ----------
TOTAL LIABILITIES                                                        994
                                                                  ----------
Net assets, applicable to 140,425 outstanding units
       of fractional undivided interest:
    Cost of Securities                                             1,292,438
    Net unrealized appreciation (depreciation)                     1,242,061
    Distributable funds (deficit)                                     16,875
                                                                  ----------
                                                                   2,551,374
                                                                  ----------
TOTAL LIABILITIES AND NET ASSETS                                  $2,552,368
                                                                  ==========
Net asset value per 100 units                                     $ 1,816.89
                                                                  ==========


Unit amounts are rounded to the nearest whole unit.
See notes to financial statements.

               THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                        STRATEGIC EQUITY TRUST, SERIES 1

                             SCHEDULE OF INVESTMENTS

                                  May 31, 2006

     Maturity                                                                                            Fair
     Value                 Name of Issuer and Title of Zero Coupon Bonds (1)                             Value
                           State of Illinois, General Obligation College
                               Savings  Bonds, Series of October 1992
                               (Zero coupon) (2)(AAA Rated) (3)
                               (AMBAC Insured) (4) maturing:

    $365,000  (2)          August 1, 2006                                                                $  362,957
    $372,000  (2)          August 1, 2007                                                                   356,429
    --------                                                                                             ----------
    $737,000               Total Zero Coupon Bonds (cost $708,506) - 28%                                    719,386
    ========                                                                                             ----------

      Number
     of Shares             Name of Issuer of Equity Securities (1)

       2,124               Abbott Laboratories                                                               90,737
       2,668               Archer-Daniels-Midland Company                                                   110,909
       2,633               Automatic Data Processing, Inc. (ADP)                                            119,670
         526               Bandag, Inc.                                                                      19,625
       1,857               Bristol-Myers Squibb Company                                                      45,589
       1,515               Coca-Cola Company                                                                 66,705
       2,081               ConAgra, Inc.                                                                     47,010
         644               Del Monte Foods, Inc.                                                              7,625
       4,748               General Electric Corporation                                                     162,619
       1,170               Heinz (H.J.) Company                                                              49,526
         215               Hospira, Inc.*                                                                     9,656
       2,704               McDonald's Corporation                                                            89,665
         176               Medco Health Solutions Inc.*                                                       9,486
       1,448               Merck & Co., Inc.                                                                 48,204
       2,131               Pepsico, Inc.                                                                    128,947
       1,045               R.R. Donnelley & Sons Company                                                     33,618
       2,150               Sara Lee Corporation                                                              36,528
       4,815               SLM Corp                                                                         258,854

               THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                        STRATEGIC EQUITY TRUST, SERIES 1

                             SCHEDULE OF INVESTMENTS

                                  May 31, 2006


      Number                                                                                             Fair
     of Shares             Name of Issuer of Equity Securities (1)                                       Value
       6,277               Walgreen Company                                                              $  254,846
       2,004               Wal-Mart Stores, Inc.                                                             97,094
         291               Waste Management, Inc.                                                            10,656
       2,322   (5)         WM Wrigley Jr. Company                                                           106,232
         187               Zimmer Holdings Inc.*                                                             11,312
                                                                                                         ----------
                           Total equity securities (cost $583,932) - 71%                                  1,815,113
                                                                                                         ----------
                           Total Securities (total cost $1,292,438) - 99%                                $2,534,499
                                                                                                         ==========




               THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                        STRATEGIC EQUITY TRUST, SERIES 1

                       SCHEDULE OF INVESTMENTS (continued)

                                  May 31, 2006

(1) Percentages are calculated based on net assets. Securities of companies in the following industries comprise the percentages of net assets of the Trust as indicated: Health Care, 8%; Consumer Staples, 40%; Information Technology, 5%; Industrials, 8%; and Financial Services, 10%.

(2) The zero coupon bonds have been purchased at a discount from their par value because there is no stated interest rate thereon. Over the life of the zero coupon bonds the value increases, so that upon maturity the holders will receive 100% of the principal amount thereof.

(3)      The rating is by Standard & Poor's Corporation and is unaudited.

(4) Insurance has been obtained by the Sponsor prior to the Date of Deposit. No premium is payable by the Trust. Such insurance coverage continues in force so long as the bonds are outstanding and the insurer remains in business.

(5) In April 2006, Wm. Wrigley Jr. Company distributed one share of convertible Class B stock for every 4 shares of common stock held. These shares were converted into Wm. Wrigley Jr. Company shares.

* This security has not paid a cash dividend for the past 12 months.


See notes to financial statements.

               THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                        STRATEGIC EQUITY TRUST, SERIES 1

                             STATEMENT OF OPERATIONS

                                                                       Year ended May 31,

                                                            2006             2005             2004
Interest income                                             $ 44,214         $ 63,003         $ 81,133
Dividend income                                               38,940           35,660           34,651
                                                            -------------------------------------------
    Total investment income                                   83,154           98,663          115,784
                                                            -------------------------------------------

Expenses
    Trustee and other service fees                            (2,213)          (2,007)          (2,239)
    Portfolio supervision, bookkeeping,
       administrative and evaluation fees                       (789)            (866)          (1,030)
    Other expenses                                            (1,208)          (1,428)          (1,250)
                                                            -------------------------------------------
    Total expenses                                            (4,210)          (4,301)          (4,519)
                                                            -------------------------------------------
       Investment income (loss) - net                         78,944           94,362          111,265

Net gain (loss) on investments:
    Net realized gain (loss)                                  45,172           82,731          109,932
    Change in net unrealized appreciation
       (depreciation)                                        (46,580)          26,056           19,217
                                                            -------------------------------------------
                                                              (1,408)         108,787          129,149
                                                            -------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                               $ 77,536         $203,149         $240,414
                                                            ===========================================



See notes to financial statements.

               THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                        STRATEGIC EQUITY TRUST, SERIES 1

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                               Year ended May 31,

                                                            2006               2005                2004
Net increase (decrease) in net assets
       resulting from operations:
    Investment income (loss) - net                          $   78,944         $   94,362          $  111,265
    Net realized gain (loss) on investments                     45,172             82,731             109,932
    Change in net unrealized appreciation
       (depreciation) on investments                           (46,580)            26,056              19,217
                                                            --------------------------------------------------
    Net increase (decrease) in net assets
       resulting from operations                                77,536            203,149             240,414
                                                            --------------------------------------------------

Unit redemptions                                               (63,081)          (140,903)           (295,231)

Distributions to unit holders:
    Investment income - net                                    (32,156)           (30,175)            (28,674)
    Principal from investment transactions                    (378,181)          (365,575)                -
                                                            --------------------------------------------------
    Total distributions                                       (410,337)          (395,750)            (28,674)
                                                            --------------------------------------------------
Total increase (decrease) in net assets                       (395,882)          (333,504)            (83,491)

Net assets:
    Beginning of the period                                  2,947,256          3,280,760           3,364,251
                                                            --------------------------------------------------
    End of the period                                       $2,551,374         $2,947,256          $3,280,760
                                                            ==================================================
Distributable funds (deficit) at end of the period          $   16,875         $    3,307          $    5,540
                                                            ==================================================
Trust units:
    Beginning of the period                                    143,830            150,787             164,681
    Redemptions                                                 (3,405)            (6,957)            (13,894)
                                                            --------------------------------------------------
    End of the period                                          140,425            143,830             150,787
                                                            ==================================================

Unit amounts are rounded to the nearest whole unit.
See notes to financial statements.

               THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                        STRATEGIC EQUITY TRUST, SERIES 1

                          NOTES TO FINANCIAL STATEMENTS



1.     Organization

The First Trust Special Situations Trust, Series 46, Strategic Equity Trust, Series 1 (the "Trust") is a unit investment trust consisting of a portfolio of zero coupon bonds issued by the State of Illinois (the "zero coupon bonds") and common stocks of companies which, at the Initial Date of Deposit, provided income or were considered to have the potential for capital appreciation. The Trust was established on October 29, 1992, and has a mandatory termination date of August 1, 2007.


2.     Significant accounting policies

Basis of presentation - The financial statements are presented on the accrual basis of accounting.

Security valuation - The equity securities are stated at the closing sale prices of listed equity securities and the bid prices of over-the-counter traded equity securities as reported by First Trust Advisors L.P. (the "Evaluator"), an affiliate of First Trust Portfolios L.P. (the "Sponsor").

The zero coupon bonds are stated at values determined by the Evaluator. The values are based on (1) current bid prices for the securities obtained from dealers or brokers who customarily deal in securities comparable to those held by the Trust, (2) current bid prices for comparable securities, (3) appraisal or
(4) any combination of the above.

Investment income - Dividends are recognized on the ex-dividend date.

Interest income consists of amortization of original issue discount on the zero coupon bonds. Such amortization is included in the cost of the zero coupon bonds and not in distributable funds because it is not currently available for distribution to unit holders.

Security cost - Cost of the equity securities is based on the market value of such securities on the dates the securities were deposited in the Trust. The cost of securities sold is determined using the average cost method. Securities transactions are recorded on the trade date.

Cost of the Trust's zero coupon bonds is based on the offering price of the zero coupon bonds on the dates the zero coupon bonds were deposited in the Trust, plus amortization of original issue discount and market discount.

Federal income taxes - The Trust is not taxable for federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for federal income taxes.

Expenses of the Trust - The Trust pays a fee for Trustee services to JPMorgan Chase Bank of $.97 per annum per 100 units and an annual supervisory fee to an affiliate of the Sponsor of $.25 per 100 units. Such fees are based on the largest aggregate number of units outstanding during the calendar year. In addition, the Evaluator will receive an annual fee based on $.30 per 100 units outstanding. The Trust also pays recurring financial reporting costs. The Bank of New York succeeded JPMorgan Chase Bank as Trustee of the Trust effective as of the close of business on June 23, 2004.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Reclassification - Certain amounts in the prior years have been reclassified to conform to the current year presentation.

3.     Net unrealized appreciation (depreciation)

An analysis of net unrealized appreciation (depreciation) at May 31, 2006 follows:


                                Zero Coupon        Equity
                                   Bonds         Securities         Total

Unrealized appreciation           $10,880       $1,247,541       $1,258,421
Unrealized depreciation              -             (16,360)         (16,360)
                                  ------------------------------------------
                                  $10,880       $1,231,181       $1,242,061
                                  ==========================================

4.     Other information

Cost to investors - The cost to initial investors of units of the Trust was based on the aggregate offering price of the zero coupon Municipal bonds and the aggregate underlying value of the equity securities on the date of an investor's purchase, plus a sales charge of 5.50% of the Public Offering Price, which was equivalent to approximately 5.820% of the net amount invested.

Distributions to unit holders - Income distributions to unit holders, if any, are made on each July 15 and December 31 to unit holders of record on each July 1 and December 20, respectively. Capital distributions to unit holders, if any, are made on the last day of each month to unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $1 per 100 units. Notwithstanding, capital distributions, if any, will be made in December of each year.

5.     Financial Highlights

Dividend income, Expenses and Investment income (loss) - net per unit have been calculated based on the weighted-average number of units outstanding during the period. Distributions to unit holders, if any, per unit reflect the Trust's actual distributions during the period. The Net gain (loss) on investments per unit includes the effects of changes arising from the issuance and/or redemption of units during the period at net asset values which differed from the net asset value per unit at the beginning of the period. Total return does not include reinvestment of distributions. The net investment income (loss) and total expense ratios are computed based upon the quarterly weighted average net assets for the Trust.

                                                                                  Year ended December 31,

                                                   2006              2005             2004             2003              2002
Total investment income                            $   58.43         $   67.13        $   73.18        $   67.73         $   63.14
Expenses                                               (2.96)            (2.93)           (2.86)           (2.88)            (3.80)
                                                   --------------------------------------------------------------------------------
       Investment income (loss) - net                  55.47             64.20            70.32            64.85             59.34

Distributions to unit holders:
    Investment income - net                           (22.43)           (20.27)          (17.71)          (15.91)           (14.59)
    Principal from investment transactions           (264.20)          (243.99)              -                -                -

Net gain (loss) on investments                         (1.07)            73.42            80.26          (108.93)           (29.76)
                                                   --------------------------------------------------------------------------------
       Total increase (decrease) in net assets       (232.23)          (126.64)          132.87           (59.99)            14.99

Net assets:
    Beginning of the year                           2,049.12          2,175.76         2,042.89         2,102.88          2,087.89
                                                   --------------------------------------------------------------------------------
    End of the year                                $1,816.89         $2,049.12        $2,175.76        $2,042.89         $2,102.88
                                                   ================================================================================

Total return                                            2.65 %            6.33 %           7.37 %          (2.10)%            1.42 %
Ratio of total expenses to average net assets           0.16 %            0.14 %           0.14 %           0.14 %            0.18 %
Ratio of net investment income (loss) to
    average net assets                                  2.91 %            3.04 %           3.33 %           3.13 %            2.83 %


               THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46
                        STRATEGIC EQUITY TRUST, SERIES 1

                                    PART ONE
                         Must be Accompanied by Part Two

                            -------------------
                            P R O S P E C T U S
                            -------------------


                SPONSOR:                      First Trust Portfolios L.P.
                                              1001 Warrenville Road
                                              Lisle, Illinois 60532
                                              (800) 621-1675

                TRUSTEE:                      The Bank of New York
                                              101 Barclay Street
                                              New York, New York 10286

                LEGAL COUNSEL                 Chapman and Cutler LLP
                TO SPONSOR:                   111 West Monroe Street
                                              Chicago, Illinois 60603

                LEGAL COUNSEL                 Carter Ledyard & Milburn LLP
                TO TRUSTEE:                   2 Wall Street
                                              New York, New York 10005

                INDEPENDENT                   Deloitte & Touche LLP
                REGISTERED PUBLIC             111 South Wacker Drive
                ACCOUNTING FIRM:              Chicago, Illinois 60606


This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.


                      STRATEGIC EQUITY TRUST SERIES

               The First Trust(R) Special Situations Trust

PROSPECTUS
Part Two                                     NOTE: THIS PART TWO PROSPECTUS MAY
Dated September 29, 2006                             ONLY BE USED WITH PART ONE

The Trust. The First Trust Special Situations Trusts (the "Trusts" and each a "Trust") are unit investment trusts consisting of portfolios containing zero coupon bonds issued by the State of Illinois and common stocks issued by companies which, at the Initial Date of Deposit, provided income or were considered to have the potential for capital appreciation. Approximately 50% of the Equity Securities at the Initial Date of Deposit consisted of common stocks of companies headquartered or incorporated in the State of Illinois.

The objectives of the Trusts are to protect Unit holders' capital and provide for income or potential capital appreciation by investing a portion of their portfolios in zero coupon bonds issued by the State of Illinois (the "Zero Coupon Bonds"), and the remainder of the Trusts' portfolios in common stocks issued by companies which, at the Initial Date of Deposit, provided income or were considered to have the potential for capital appreciation (the "Equity Securities"). Collectively the Zero Coupon Bonds and the Equity Securities are referred to herein as the "Securities." See "Portfolio" appearing in Part One for each Trust. The Trusts have a Mandatory Termination Date as set forth under "Summary of Essential Information" appearing in Part One for each Trust. The Zero Coupon Bonds evidence the right to receive fixed payments at future dates from the State of Illinois. The market value of the Zero Coupon Bonds and the Units of the Trusts will fluctuate and, prior to maturity, may be worth more or less than a purchaser's acquisition cost. There is, of course, no guarantee that the objectives of the Trusts will be achieved.

Each Unit of the Trust represents an undivided fractional interest in all the Securities deposited in the Trusts. The Trusts have been organized so that purchasers of Units should receive, by the termination of the Trusts, an amount per Unit at least equal to $10.00 (which is equal to the cumulative per Unit value upon maturity of the Zero Coupon Bonds), even if the Trusts never paid a dividend and the value of the Equity Securities were to decrease to zero, which the Sponsor considers highly unlikely. This feature of the Trusts provides Unit holders who purchase Units at a price of $10.00 or less per Unit with total principal protection, including any sales charges paid, although they might forgo any earnings on the amount invested. To the extent that Units are purchased at a price less than $10.00 per Unit, this feature may also provide a potential for capital appreciation. UNIT HOLDERS DISPOSING OF THEIR UNITS PRIOR TO THE MATURITY OF THE TRUSTS MAY RECEIVE MORE OR LESS THAN $10.00 PER UNIT, DEPENDING ON MARKET CONDITIONS ON THE DATE UNITS ARE SOLD OR REDEEMED.

The Zero Coupon Bonds deposited in the Trust have matured or will mature on August 1st of 2004, 2005, 2006 and 2007 (the "Zero Coupon Bonds' Maturity Dates"). The Zero Coupon Bonds in the Trust had an aggregate maturity value equal to or greater than the aggregate Public Offering Price (which includes the sales charge) of the Units of the Trust on the Initial Date of Deposit. The Equity Securities deposited in the Trusts' portfolio have no fixed maturity date and the value of these underlying Equity Securities will fluctuate with changes in the values of stocks in general and with changes in the conditions and performance of the specific Equity Securities owned by the Trusts. See "Portfolio" appearing in Part One for each Trust.

Insurance guaranteeing the scheduled payment of all principal and interest on the Zero Coupon Bonds in the Trusts, was obtained directly by the Sponsor prior to the Initial Date of Deposit from Ambac Assurance Corporation. Such insurance is effective so long as the Zero Coupon Bonds are outstanding. The insurance relates only to the Zero Coupon Bonds in the Trusts and not to the Units offered hereby. See "How are the Zero Coupon Bonds Insured?" No representation is made as to Ambac Assurance Corporation's ability to meet its commitments.

  BOTH PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Public Offering Price. The secondary market Public Offering Price per Unit will be based upon a pro rata share of the bid prices of the Zero Coupon Bonds and the aggregate underlying value of the Equity Securities in the Trust (generally determined by the closing sale prices of listed Equity Securities and the bid prices of over-the-counter traded Equity Securities) plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust plus a sales charge as indicated in Part One for each Trust. The minimum purchase is as indicated in Part One for each Trust. The sales charge is reduced on a graduated scale for sales involving at least a minimum number of Units. See "How is the Public Offering Price Determined?"

Dividend and Capital Distributions. Distributions of dividends and capital, if any, received by the Trust will be paid in cash on the Distribution Date to Unit holders of record on the Record Date as set forth in the "Summary of Essential Information" appearing in Part One for each Trust. Any distribution of income and/or capital will be net of the expenses of the Trust. Distributions of funds in the Capital Account, if any, will be made at least annually in December of each year. THE ZERO COUPON BONDS DO NOT PROVIDE FOR THE PAYMENT OF ANY CURRENT INTEREST AND PROVIDE FOR PAYMENT OF PRINCIPAL AND INTEREST AT MATURITY AT FACE VALUE UNLESS SOLD SOONER. UNIT HOLDERS MAY BE SUBJECT TO STATE INCOME TAX WITH RESPECT TO THE ACCRUAL OF ORIGINAL ISSUE DISCOUNT ON THE ZERO COUPON BONDS AS IF A DISTRIBUTION OF INCOME HAD OCCURRED. With certain exceptions applicable to corporate Unit holders, tax-exempt original issue discount which accrues with respect to the Zero Coupon Bonds will retain its status as tax-exempt original issue discount for Federal income tax purposes. See "What is the Federal Tax Status of Unit Holders?" Additionally, upon termination of the Trust, the Trustee will distribute, upon surrender of Units for redemption, to each Unit holder his or her pro rata share of the Trust's assets, less expenses, in the manner set forth under "Rights of Unit Holders-How are Income and Capital Distributed?"

Secondary Market for Units. The Sponsor may maintain a market for Units of the Trusts and offer to repurchase such Units at prices which are based on the aggregate bid side evaluation of the Zero Coupon Bonds and the aggregate underlying value of Equity Securities in the Trust (generally determined by the closing sale prices of listed Equity Securities and the bid prices of over-the-counter traded Equity Securities) plus or minus cash, if any, in the Capital and Income
Accounts of the Trust. As of the date of this Prospectus, the Sponsor is maintaining a secondary market. If a secondary market is not maintained in the future, a Unit holder may redeem Units through redemption at prices based upon the aggregate bid price of the Zero Coupon Bonds plus the aggregate underlying value of the Equity Securities in the Trust (generally determined by the closing sale prices of listed Equity Securities and the bid prices of over-the-counter traded Equity Securities) plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust. See "How May Units be Redeemed?"

Termination. Commencing on the Final Zero Coupon Bonds' Maturity Date, Equity Securities will begin to be sold in connection with the termination of the Trust. The Sponsor will determine the manner, timing and execution of the sale of the Equity Securities. Written notice of any termination of the Trust specifying the time or times at which Unit holders may surrender their certificates for cancellation shall be given by the Trustee to each Unit holder at his or her address appearing on the registration books of the Trust maintained by the Trustee. At least 60 days prior to the Final Zero Coupon Bonds' Maturity Date the Trustee will provide written notice thereof to all Unit holders and will include with such notice a form to enable Unit holders to elect a distribution of shares of Equity Securities (reduced by customary transfer and registration charges) if such Unit holder owns at least the amount specified in "Summary of Essential Information" appearing in Part One for each Trust, rather than to receive payment in cash for such Unit holder's pro rata share of the amounts realized upon the disposition by the Trustee of Equity Securities. All Unit holders will receive their pro rata portion of the Zero Coupon Bonds in cash by the termination of the Trust. To be effective, the election form, together with surrendered certificates and other documentation required by the Trustee, must be returned to the Trustee at least five business days prior to the Final Zero Coupon Bonds' Maturity Date. Unit holders not electing a distribution of shares of Equity Securities will receive a cash distribution from the sale of the remaining Securities within a reasonable time after the Trust is terminated. See "Rights of Unit Holders-How are Income and Capital Distributed?"

                         STRATEGIC EQUITY SERIES

                The First Trust Special Situations Trust

What is The First Trust Special Situations Trust?

The First Trust Special Situations Trust is a series of investment companies created by the Sponsor under the name of The First Trust Special Situations Trust, all of which are generally similar but each of which is separate and is designated by a different series number (the "Trusts" and each a "Trust"). Each Series consists of an underlying separate unit investment trust consisting of zero coupon bonds issued by the State of Illinois and common stocks, created under the laws of the State of New York pursuant to a Trust Agreement (the "Indenture"), dated the Initial Date of Deposit, with First Trust Portfolios L.P., as Sponsor, The Bank of New York, as Trustee, First Trust Advisors L.P., as Evaluator and Portfolio Supervisor.

The objectives of the Trusts are to protect Unit holders' capital and provide for income or potential capital appreciation by investing a portion of its portfolio in zero coupon bonds issued by the State of Illinois (the "Zero Coupon Bonds"), and the remainder of the Trust's portfolio in common stocks issued by companies which, at the Initial Date of Deposit, provided income or were considered to have the potential for capital appreciation (the "Equity Securities"). Collectively, the Zero Coupon Bonds and the Equity Securities are referred to herein as the "Securities." See "Portfolio" appearing in Part One for each Trust. Each Trust has a Mandatory Termination Date as set forth under "Summary of Essential Information" appearing in Part One for each Trust. The Zero Coupon Bonds evidence the right to receive fixed payments at future dates from the State of Illinois. The market value of the Zero Coupon Bonds and the Units of the Trusts will fluctuate and, prior to maturity, may be worth more or less than a purchaser's acquisition cost. The Equity Securities in the Trust consist of common stocks of companies which, at the Initial Date of Deposit, provided income or were considered to have the potential for capital appreciation. Approximately 50% of the Equity Securities at the Initial Date of Deposit consisted of common stocks of companies headquartered or incorporated in the State of Illinois. There is, of course, no guarantee that the objectives of the Trusts will be achieved.

Insurance guaranteeing the scheduled payment of all principal and interest on the Zero Coupon Bonds in the Trust was obtained directly by the Sponsor prior to the Initial Date of Deposit from Ambac Assurance Corporation. Such insurance is effective so long as such Zero Coupon Bonds are outstanding. See "How are the Zero Coupon Bonds Insured?"

What are the Expenses and Charges?

With the exception of brokerage fees discussed above and bookkeeping and other administrative services provided to the Trust, for which the Sponsor will be reimbursed in amounts as set forth under "Summary of Essential Information," the Sponsor will not receive any fees in connection with its activities relating to the Trust. However, legal and regulatory filing fees and expenses associated with annually updating the Trusts' registration statements are also chargeable to each Trust.

First Trust Advisors L.P., an affiliate of the Sponsor, will receive an annual supervisory fee, which is not to exceed the amount set forth under "Summary of Essential Information," for providing portfolio supervisory services for the Trust. Such fee is based on the number of Units outstanding in such Trust on January 1 of each year except for the year or years in which an initial offering period occurs in which case the fee for a month is based on the number of Units outstanding at the end of such month. In providing such supervisory services, the portfolio Supervisor may purchase research services from a variety of sources which may include dealers of the Trust.

Subsequent to the initial offering period, First Trust Advisors L.P., in its capacity as Evaluator for the Trusts, will receive a fee as indicated in the "Summary of Essential Information." Such fee is based on the number of Units outstanding in such Trust on January 1 of each year except for the year or years in which an initial offering period occurs in which case the fee for a month is based on the number of Units outstanding at the end of such month.

The Trustee pays certain expenses of the Trusts for which it is reimbursed by such Trust. The Trustee will receive for its ordinary recurring services to the Trusts an annual fee as set forth in the

"Summary of Essential Information." Such fee is based upon the largest aggregate number of Units of such Trust outstanding during the calendar year, except during the initial offering period, in which case the fee is calculated based on the largest number of Units outstanding during the period for which compensation is paid. For a discussion of the services performed by the Trustee pursuant to its obligations under the Indenture, reference is made to the material set forth under "Rights of Unit Holders."

The Trustee's and the above described fees are payable from the Income Account of the Trust to the extent funds are available and then from the Capital Account of such Trust. Since the Trustee has the use of the funds being held in the Capital and Income Accounts for payment of expenses and redemptions and since such Accounts are noninterest-bearing to Unit holders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds. Because the above fees are generally calculated based on the largest aggregate number of Units of the Trust outstanding during a calendar year, the per Unit amounts set forth under "Summary of Essential Information" will be higher during any year in which redemptions of Units occur.

Each of the above mentioned fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor. In addition, with respect to the fees payable to the Sponsor or an affiliate of the Sponsor for providing bookkeeping and other administrative services, supervisory services and evaluation services, such individual fees may exceed the actual costs of providing such services for the Trusts, but at no time will the total amount received for such services rendered to all unit investment trusts of which First Trust Portfolios L.P. is the Sponsor in any calendar year exceed the actual cost to the Sponsor or its affiliate of supplying such services in such year.

The following additional charges are or may be incurred by the Trust: all legal expenses of the Trustee incurred by or in connection with its responsibilities under the Indenture; the expenses and costs of any action undertaken by the Trustee to protect each Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Indenture; indemnification of the Trustee for any loss, liability or expense incurred by it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of the Trust; indemnification of the Sponsor for any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct in acting as Depositor of the Trust; all taxes and other government charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses and the Trustee's annual fee, when paid or owing to the Trustee, are secured by a lien on each Trust. In addition, the Trustee is empowered to sell Equity Securities in the Trusts in order to make funds available to pay all these amounts if funds are not otherwise available in the Income and Capital Accounts of the Trust except that the Trustee shall not sell Zero Coupon Bonds to pay Trust expenses. Since the Equity Securities are all common stocks and the income stream produced by dividend payments, if any, is unpredictable, the Sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of the Trust. As described above, if dividends are insufficient to cover expenses, it is likely that Equity Securities will have to be sold to meet Trust expenses. These sales may result in capital gains or losses to Unit holders and may tend to reduce gains or increase the losses which are ultimately received by the Unit holders from investing in the Trusts. See "What is the Federal Tax Status of Unit Holders?"

The Indenture requires the Trust to be audited on an annual basis at the expense of such Trust by independent auditors selected by the Sponsor. So long as the Sponsor is making a secondary market for the Units, the Sponsor is required to bear the cost of such annual audits to the extent such cost exceeds $.0050 per Unit. Unit holders of the Trust covered by an audit may obtain a copy of the audited financial statements upon request.

What is the Federal Tax Status of Unit Holders?

This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Assets of the Trust. Each Trust is expected to hold one or more of the following: (i) shares of stock in corporations (the "Stocks") that are treated as equity for federal income tax purposes, and (ii) various debt obligations (the "Bonds") of state and local governmental entities that constitute debt the interest on which is excluded from gross income for federal income tax purposes.

It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets and thus neither our counsel nor we have reached a conclusion regarding the federal income tax treatment of the Trust Assets.

Trust Status. If the Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., dividends, and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

Exclusion from Gross Income of Accruals of Original Issue Discount on the Bonds. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. Neither the Sponsor, its counsel, have made any special review for the Trust of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unit holders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on original issue discount accrued both prior to and after the date on which interest is determined to be taxable.

Your pro rata share of accruals of original issue discount on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such accruals would be excluded from your gross income if you directly owned the Bonds. However, such accruals of original issue discount may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

Ownership of the Units may result in collateral federal income tax consequences to certain Unit holders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unit holders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income accruals of original issue discount with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference. Except as otherwise provided in this prospectus, the Trust does not include any such bonds.

In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including accruals of original issue discount on all of the Bonds in the Trust. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as accruals of original issue discount on the Bonds in the Trust.

Discount on Bonds. The Bonds were issued with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond that was issued with original issue discount must be increased as original issue discount accrues.

Some Bonds may have been purchased by you or your Trust at a market discount. Market discount is generally the excess of the issue price of a Bond plus accruals of original issue discount over the purchase price of the Bond. Market discount can arise based on the price your Trust pays for a Bond or based on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances.

Your Tax Basis and Income or Loss upon Disposition. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of certain dividends that exceed a corporation's accumulated earnings and profits, or in the case of accruals of original issue discount and market discount, with regard to the Bonds, as discussed above).

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

Dividends from Stocks. Certain dividends received with respect to the Stocks may qualify to be taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied. These special rules relating to the taxation of dividends at capital gains rates generally apply to taxable years beginning before January 1, 2011.

Dividends Received Deduction. Generally, a domestic corporation owning Units in a Trust may be eligible for the dividends received deduction with respect to such Unit owner's pro rata portion of certain types of dividends received by the Trust. However, a corporation generally will not be entitled to the dividends received deduction with respect to dividends from most foreign corporations.

In-Kind Distributions. Under certain circumstances as described in this prospectus, you may request an In-Kind Distribution of Trust Assets when you redeem your Units or at your Trust's termination. By electing to receive an In-Kind Distribution, you will receive Trust Assets plus, possibly, cash. You will not recognize gain or loss if you only receive whole Trust Assets in exchange for the identical amount of your pro rata portion of the same Trust Assets held by your Trust. However, if you also receive cash in exchange for a Trust Asset or a fractional portion of a Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust Asset or fractional portion.

Exchanges. If you elect to have your proceeds from your Trust rolled over into a future series of the Trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trusts for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Trust Assets under the wash sale provisions of the Internal Revenue Code.

Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

Because the trust holds tax-exempt bonds, you will not be able to deduct some of your share of the Trust expenses. In addition, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your Units.

Foreign Taxes. Distributions by your Trust that are treated as U.S. source income (e.g., dividends received on Stocks of domestic corporations) will generally be subject to U.S. income taxation and withholding in the case of Units held by nonresident alien individuals, foreign corporations or other non-U.S. persons, subject to any applicable treaty. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you may not be subject to U.S. federal income taxes, including withholding taxes, on some or all of the income from your Trust or on any gain from the sale or redemption of your Units, provided that certain conditions are met. You should consult your tax advisor with respect to the conditions you must meet in order to be exempt for U.S. tax purposes. You should also consult your tax advisor with respect to other U.S. tax withholding and reporting requirements.

Some distributions by your Trust may be subject to foreign withholding taxes. Any income withheld will still be treated as income to you. Under the grantor trust rules, you are considered to have paid directly your share of any foreign taxes that are paid. Therefore, for U.S. tax purposes, you may be entitled to a foreign tax credit or deduction for those foreign taxes.

New York Tax Status. Based on the advice of Carter, Ledyard & Milburn, special counsel to the Trust for New York tax matters, under the existing income tax laws of the State and City of New York, your Trust will not be taxed as a corporation, and the income of your Trust will be treated as the income of the Unit holders in the same manner as for federal income tax purposes. You should consult your tax advisor regarding potential foreign, state or local taxation with respect to your Units.

ALTHOUGH BOND COUNSEL HAS ISSUED ITS OPINION THAT INTEREST ON THE BONDS IS EXEMPT FROM PRESENT ILLINOIS INCOME TAXES, BASED ON REGULATIONS ISSUED BY THE ILLINOIS DEPARTMENT OF REVENUE, IT IS UNCLEAR WHETHER DISTRIBUTIONS FROM THE TRUST RELATING TO THE BONDS WOULD BE SO EXEMPT. YOU SHOULD CONSULT YOUR OWN TAX ADVISER REGARDING THE STATE INCOME TAX CONSEQUENCES OF OWNING UNITS.

                                PORTFOLIO

What are the Zero Coupon Bonds?

By virtue of the insurance obtained by the Sponsor, the Zero Coupon Bonds included in the Trust are original issue discount bonds rated at the date hereof "AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"). See "Description of Bond Ratings" for further information. Specifically, the Zero Coupon Bonds in the Trust are general obligation bonds designated as State of Illinois General Obligation College Savings Bonds, Series of October 1992. As general obligation bonds issued by the State of Illinois, the Zero Coupon Bonds are backed by the taxing power of the State of Illinois and are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. UNDER CURRENT REGULATIONS OF THE STATE OF ILLINOIS, THE TUITION FEE CREDIT ASSOCIATED WITH ITS GENERAL OBLIGATION COLLEGE SAVINGS BONDS, SERIES OF OCTOBER 1992, WILL NOT BE PASSED THROUGH TO UNIT HOLDERS OF THE TRUSTS. THE SPONSOR IS CURRENTLY UNABLE TO PREDICT WHETHER OR TO WHAT EXTENT PASS-THROUGH TREATMENT OF THE TUITION FEE CREDIT MAY BE PERMITTED TO A UNIT HOLDER OF THE TRUSTS.

Special Considerations and Risk Factors. The Zero Coupon Bonds do not provide for the payment of any current interest and provide for payment of principal and interest at maturity at face value unless sooner sold. The Zero Coupon Bonds are not subject to redemption prior to maturity. The Zero Coupon Bonds may be subject to more price volatility than conventional bonds. The Zero Coupon Bonds share the basic features of
(1) not paying interest on a semi-annual basis and (2) providing for the implicit reinvestment of each bond's semi-annual accretion at such bond's stated yield to maturity. This implicit reinvestment of accretion at the same rate eliminates the risk of being unable to reinvest the income on each bond at a rate as high as the implicit yield, but at the same time also eliminates the holder's ability to reinvest at higher rates in the future.

An investment in the Trust should be made with an understanding of the risks which an investment in Zero Coupon Bonds issued by the State of Illinois may entail.

Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's have rated the Zero Coupon Bonds "Aa2" and "AA," respectively. See "Description of Bond Ratings" for further information. These ratings reflect the views of such organizations, and an explanation of the significance of such ratings may be obtained only from the respective rating agency. The ratings on the Zero Coupon Bonds were applied for by the State, and certain information and materials, all of which are not contained in this prospectus, were supplied to Moody's and Standard & Poor's. The ratings are not a "market" rating nor a recommendation to buy, sell or hold the Zero Coupon Bonds and the ratings and the Zero Coupon Bonds should be evaluated independently. The ratings are subject to change or withdrawal at any time and any such change or withdrawal may affect the market price or marketability of the Zero Coupon Bonds. However, the Sponsor has obtained insurance from Ambac Assurance Corporation on the Zero Coupon Bonds included in the Trust. As a result of such insurance the Zero Coupon Bonds are automatically rated "AAA" by Standard & Poor's.

Moody's Investors Services, Standard & Poor's and Fitch Ratings general obligation and special obligation-Build Illinois bond ratings did not change during fiscal year 2005. The State's bond rating from Moody's Investors Services remained at Aa3 on general obligation and special obligation-Build Illinois bonds. The State's bond rating from Moody's Investors Services for special obligation-Civic Center bonds of "A1" has remained unchanged since the last issuance in fiscal year 2000. Standard & Poor's rating of "AA" for general obligation bonds and "AAA" for special obligation-Build Illinois bonds remained unchanged from fiscal year 2003. The State's bond rating of "AA" from Fitch Ratings remained unchanged from fiscal year 2004.

Economic growth continued at a steady pace in Illinois during fiscal year 2005. The Illinois unemployment rate decreased from 6.5% in fiscal year 2004 to 6.0% for fiscal year 2005, the lowest Illinois average unemployment rate since fiscal year 2001. Illinois' non-agricultural employment (derived from survey data from Illinois companies) averaged
5.824 million workers in fiscal year 2005 an increase of 23,000 jobs or 0.4% above fiscal year 2004 employment and 220,000 jobs or 3.6% below peak employment of 6.044 million jobs in fiscal year 2001.

A second Illinois employment estimate, obtained through a household survey, showed a somewhat greater increase in Illinois employment. According to this survey, Illinois employment was up 93,000 or 1.6% in fiscal year 2005, but still remained below the fiscal year 2004 employment level.

Manufacturing continues to be the hardest hit sector of the Illinois economy. Average fiscal year 2004 employment of 711,000 jobs was down 24,000 jobs or 3.3% from fiscal year 2003 and down 196,000 jobs or 21.6% from the cyclical peak manufacturing employment of 907,000 jobs during fiscal year 1998.

A more comprehensive measure of Illinois' economic performance is the change in state personal income adjusted for inflation. Personal income includes wages and salaries, property income, and transfer payments such as social security. This value increased 0.6% in fiscal year 2005 as a 3.6% increase in nominal personal income was offset by a 3.0% increase in the consumer price index. State personal income adjusted for inflation had increased 1.5% in fiscal year 2004 following declines in real Illinois personal income in fiscal years 2002 and 2003.

The General Fund accounts for resources obtained and used for those services traditionally provided by the State which are not required to be accounted for in another fund. Accordingly, the majority of the State's tax revenues and program support expenses are accounted for in the General Fund. For financial reporting purposes, the General Fund consists of several funds of the State. For budgetary purposes, the General Funds consist of the General Revenue Fund, Special Account Fund, Education Assistance Fund and Common School Fund Accounts.

The State's General Fund's budgetary fund balance ended fiscal year 2005 with a deficit for the fourth consecutive year. At June 30, 2005, the General Fund's' budgetary fund balance was a deficit of $474.035 million compared to a $410.295 million deficit recorded at June 30, 2004. The original budget projected a $669.975 million deficit at the end of the fiscal year. The final budget projected a $1.964 billion deficit.

The majority of the difference between the General Fund's' original budget and the final budget is a result of the statutorily authorized transfers which were not originally budgeted. Statutory transfers-in were increased $1.082 billion due mostly to a $276 million borrowing from the Budget Stabilization Fund and $982 million repayments received from the Hospital Provider Fund. Statutory transfers-out were increased $3.003 billion due mostly to the repayment of $850 million repayment of general obligation certificates issued in June 2004, the repayment of $765 million of general obligation certificates issued during the current fiscal year, the repayment of $276 million to the Budget Stabilization Fund, and $982 million transferred to the Hospital Provider Fund. In addition, the final budget included the proceeds from a $765 million issuance of general obligation certificates during the current fiscal year.

The majority of the $1.490 billion increase in General Fund's' budgetary balance between the final budget and the actual results was due to $1.100 billion less in health and social services expenditures, $819 million more in income tax revenue collected than projected, and $553 million less in other revenues collected.

The General Fund's assets at June 30, 2005, were $4.517 billion, which is an increase of $902 million from the June 30, 2004, balance of $3.615 billion. Intergovernmental receivables increased from June 30, 2004, by $616 million, taxes receivable increased by $100 million and cash increased by $150 million. The intergovernmental receivables increase was a result of reimbursements to be received as a result of the recognition of increased Medicaid program liabilities.

The General Fund's liabilities at June 30, 2005, were $7.581 billion, which is an increase of $1.471 billion from the June 30, 2004, balance of $6.110 billion. The factors that determine a significant portion of the General Fund's liabilities are the accrued liabilities payable from future year's appropriations. One of the largest components of those liabilities is Section 25 of the State Finance Act (Section 25) deferrals which consist mostly of Medicaid program liabilities. Section 25 deferrals increased $1.601 billion from $1.348 billion at June 30, 2004 to $2.949 billion at June 30, 2005. This substantial increase in fiscal year 2005 is a result of $850 million in general obligation certificates being issued in June 2004, which reduced the prior year deficit along with a combination of the ever-increasing costs of the Medicaid program and a current year under appropriation for payment of Medicaid expenses. After falling substantially from 1995 through 1997,
Section 25 deferrals increased for six consecutive fiscal years reaching $752 million at June 30, 1998, $894 million at June 30, 1999, $1.075 billion at June 30, 2000, $1.118 billion at June 30, 2001, $1.436 billion at June 30, 2002 and $1.849 billion at June 30, 2003 before decreasing to $1.348 billion at June 30, 2004. If the borrowing in fiscal year 2004 had not occurred, fiscal year 2005 would have been the eighth consecutive year Section 25 deferrals increased. In addition, other accounts payable increased $329 million, unavailable deferred revenue increased $323 million and general obligation certificates payable decreased $853 million from June 30, 2004.

During fiscal year 2005, the General Fund balance decreased from a deficit of $2.495 billion to a deficit of $3.064 billion, a $569 million decrease in fund balance. The $569 million decrease was $2.240 billion less than the fiscal year 2004 increase of $1.671 billion.

During fiscal year 2005, General Fund revenues increased $2.138 billion to $28.298 billion for fiscal year 2005 (from $26.160 billion in fiscal year 2004) due to increases in income tax and sales tax revenues of $1.242 billion and $107 million, respectively, and an increase in other tax revenues due mostly to increased hospital taxes of $769 million. General Fund expenditures increased $2.083 billion to $27.892 billion in fiscal year 2005 (from $25.809 billion in fiscal year 2004) due mainly to increased spending on Medicaid of $1.393 billion. In addition, net transfers into the General Fund decreased $2.291 billion largely as a result of $1.141 billion in transfers from the Pension Contribution Fund in fiscal year 2004 which did not occur in fiscal year 2005 along with an additional $410 million in debt service requirements in fiscal year 2005.

Section 9 of Article 9 of the State Constitution provides that the State may incur "full faith and credit" debt (general obligation bonds) for specific purposes in such amounts as provided either by the General Assembly with a three-fifths vote of each house or by a majority of electors voting in the general election.

Illinois had outstanding general and special obligation bonds at June 30, 2005 totaling $23.1 billion. Bonds have been issued primarily to provide funds for acquisition and construction of capital facilities for higher education, public and mental health, correction and conservation purposes, and for maintenance and construction of highway and waterway facilities. Bonds also have been issued to provide assistance to municipalities for construction of sewage treatment facilities, port districts, aquarium facilities, local schools, mass transportation and aviation purposes, and to fund research and development of coal and alternative energy sources. In addition, bonds have been issued to make pension contributions to the State's retirement systems in prior fiscal years and to fund a portion of the State's unfunded portion of prior year's retirement liabilities. The amount of $10.0 billion for pension purposes is included in the outstanding general obligation bonds as of June 30, 2005.

 General and special obligation bonds, aggregating $875 million and $200 million, respectively, were issued during fiscal year 2005 at interest rates ranging from 3% to 6%. Debt service principal of $761.0 million and interest costs of $1.1 billion were paid and charged, respectively, in fiscal year 2005.

In addition to general and special obligation bonds, the primary government had, $4.7 billion of revenue bonds and $1.8 billion of non-pension long-term obligations outstanding as of June 30, 2005.

The foregoing information constitutes only a brief summary of some of the general factors which may impact the Zero Coupon Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the Zero Coupon Bonds in the Trust may be subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the State of Illinois, could affect or could have an adverse impact on the financial condition of the State of Illinois and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the State of Illinois, the market value or marketability of the Zero Coupon Bonds or the ability of the State of Illinois to pay principal of and interest on the Zero Coupon Bonds at maturity.

How are the Zero Coupon Bonds Insured?

All Zero Coupon Bonds in the portfolio of the Trust are insured as to the scheduled payment of principal and interest by a policy obtained directly by the Sponsor prior to the Initial Date of Deposit from Ambac Assurance Corporation ("Ambac Assurance" or "Ambac"), a Wisconsin-domiciled stock insurance company. Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to Ambac Assurance Corporation. The premium for such insurance has been paid in advance by the Sponsor and such policy is noncancellable and will continue in force as long as the Zero Coupon Bonds so insured are outstanding and Ambac Assurance remains in business.

Ambac Assurance Corporation ("Ambac Assurance") is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $9,417,000,000 (unaudited) and statutory capital of approximately $5,879,000,000 (unaudited) as of March 31, 2006. Statutory capital consists of Ambac Assurance's policyholders' surplus and statutory contingency reserve. Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Moody's Investors Service and Fitch IBCA, Inc. have each assigned a triple-A financial strength rating to Ambac Assurance.

The parent company of Ambac Assurance, Ambac Financial Group, Inc. (the "Company"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at 100 F Street, N.E., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains an internet site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding companies that file electronically with the Commission, including the Company. Copies of such material can be obtained from the public reference section of the Commission at 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates. In addition, the aforementioned material may also be inspected at the offices of the New York Stock Exchange, Inc. (the "NYSE") at 20 Broad Street, New York, New York 10005. The Company's Common Stock is listed on the NYSE.

Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York 10004 and (212) 668-0340.

The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

Chapman and Cutler LLP, Counsel for the Sponsor, has given an opinion (if applicable) to the effect that the payment of insurance proceeds representing maturing interest on defaulted Zero Coupon Bonds paid by Ambac Assurance would be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations. See "What is the Federal Tax Status of Unit Holders?"

What are Equity Securities?

Each Trust also consists of different issues of Equity Securities, issued by companies which, at the Initial Date of Deposit, provided income or were considered to have potential for capital appreciation and were listed on a national securities exchange or The Nasdaq Stock Market or were traded in the over-the-counter market. Approximately 50% of the Equity Securities at the Initial Date of Deposit consisted of common stocks of companies headquartered or incorporated in the State of Illinois. The companies which are included in the portfolio are actively-traded, well-established corporations and are considered to be generally diversified by type of industry.

Each Trust consists of such of the Securities listed under "Portfolio" appearing in Part One for the Trust as may continue to be held from time to time in each Trust and any additional Securities acquired and held by the Trust pursuant to the provisions of the Trust Agreement together with cash held in the Income and Capital Accounts. Neither the Sponsor nor the Trustee shall be liable in any way for any failure in any of the Securities.

Because certain of the Equity Securities from time to time may be sold under certain circumstances described herein, and because the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. Although the Portfolios are not managed, the Sponsor may instruct the Trustee to sell Equity Securities under certain limited circumstances. Pursuant to the Indenture and with limited exceptions, the Trustee may sell any securities or other property acquired in exchange for Equity Securities such as those acquired in connection with a merger or other transaction. If offered such new or exchanged securities or property, the Trustee shall reject the offer. However, in the event such securities or property are nonetheless acquired by the Trust, they may be accepted for deposit in the Trust and either sold by the Trustee or held in the Trust pursuant to the direction of the Sponsor (who may rely on the advice of the Portfolio Supervisor). See "How May Securities be Removed from the Trust?" Equity Securities, however, will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation.

An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Equity Securities or the general condition of the common stock market may worsen and the value of the Equity Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Trust have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the Equity Securities in a Portfolio may be expected to fluctuate over the life of the Trust to values higher or lower than those prevailing on the Initial Date of Deposit.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

Whether or not the Equity Securities are listed on a national securities exchange, the principal trading market for the Equity Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Equity Securities may depend on whether dealers will make a market in the Equity Securities. There can be no assurance that a market will be made for any of the Equity Securities, that any market for the Equity Securities will be maintained or of the liquidity of the Equity Securities in any markets made. In addition, the Trusts may be restricted under the Investment Company Act of 1940 from selling Equity Securities to the Sponsor. The price at which the Equity Securities may be sold to meet redemptions, and the value of the Trusts, will be adversely affected if trading markets for the Equity Securities are limited or absent.

Unit holders will be unable to dispose of any of the Equity Securities in the Portfolios, as such, and will not be able to vote the Equity Securities. As the holder of the Equity Securities, the Trustee will have the right to vote all of the voting stocks in the Trusts and will vote such stocks in accordance with the instructions of the Sponsor.

What are Some Additional Considerations for Investors?

Investors should be aware of certain other considerations before making a decision to invest in the Trust.

The value of the Equity Securities, like the value of the Zero Coupon Bonds, will fluctuate over the life of the Trust and may be more or less than the price at which they were deposited in the Trust. The Equity Securities may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities. However, the Sponsor believes that, even if the Equity Securities deposited in the Trust are worthless, an event which the Sponsor considers highly unlikely, the Zero Coupon Bonds will provide sufficient principal to at least equal $10.00 per Unit by the termination of the Trust (which is equal to the cumulative per Unit value by the maturity of the Zero Coupon Bonds). This feature of the Trust provides Unit holders with principal protection, although they might forgo any earnings on the amount invested. To the extent that Units are purchased at a price less than $10.00 per Unit, this feature may also provide a potential for capital appreciation.

Unless a Unit holder purchases Units of the Trust on a date when the value of the Units is $10.00 or less, total distributions, including distributions made upon termination of the Trust, may be less than the amount paid for a Unit.

The Trustee will have no power to vary the investments of the Trust, i.e., the Trustee will have no managerial power to take advantage of market variations to improve a Unit holder's investment, but may dispose of Securities only under limited circumstances. See "How May Securities be Removed from the Trust?"

To the best of the Sponsor's knowledge, there is no litigation pending as of the date of this Part Two Prospectus in respect of any Security which might reasonably be expected to have a material adverse effect on the Trust. Litigation may be instituted on a variety of grounds with respect to the Securities. The Sponsor is unable to predict whether any such litigation will be instituted, or if instituted, whether such litigation might have a material adverse effect on the Trust.

                             PUBLIC OFFERING

How is the Public Offering Price Determined?

Units are offered at the Public Offering Price. The Public Offering Price is based on the aggregate bid side evaluation of the Zero Coupon Bonds and the aggregate underlying value of the Equity Securities in the Trust, plus or minus cash, if any, in the Income and Capital Accounts of the Trust, plus the applicable sales charge.

The minimum purchase of the applicable Trust is as indicated in Part One for each Trust. The applicable sales charge is reduced by a discount as indicated below for volume purchases:

                                                Percent of         Percent of
                                                 Offering          Net Amount
Number of Units                                   Price             Invested
____________________________                    ___________        __________
 10,000 but less than 50,000                       0.60%             0.6036%
 50,000 but less than 100,000                      1.30%             1.3171%
100,000 or more                                    2.10%             2.1450%

A dealer will receive from the Sponsor a dealer concession of 65% of the total sales charges for Units sold.

Any such reduced sales charge shall be the responsibility of the party making the sale. The reduced sales charge structure will apply on all purchases of Units in the Trust by the same person on any one day from any one broker/dealer, bank or other selling agent. Additionally, Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age will be deemed, for the purposes of calculating the applicable sales charge, to be additional purchases by the purchaser. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. The purchaser must inform the broker/dealer, bank or other selling agent of any such combined purchase prior to the sale in order to obtain the indicated discount. In addition, with respect to the employees, officers and directors (including their immediate family members, defined as spouses, children, grandchildren, parents, grandparents, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons) of the Sponsor and the brokers/dealers, banks or other selling agents and their subsidiaries, the sales charge is reduced by 2.0% of the Public Offering Price for purchases of Units during the secondary public offering period. With respect to current and retired employees and officers (including their immediate families and trustees, custodians or a fiduciary for the benefit of such person) of any of the issuers of the Equity Securities, the sales charge is reduced by 1% of the Public Offering Price for purchases of Units during the secondary public offering period.

The Public Offering Price of Units on the date of this Part Two
Prospectus may vary from the amount stated under "Summary of Essential

Information" in Part One for each Trust in accordance with fluctuations in the prices of the underlying Securities. The aggregate value of the Units of the Trust shall be determined (a) on the basis of the bid prices of the Zero Coupon Bonds and the aggregate underlying value of the Equity Securities therein plus or minus cash, if any, in the Income and Capital Accounts of the Trust, (b) if net bid prices are not available for the Zero Coupon Bonds, on the basis of bid prices for comparable securities, (c) by determining the value of the Zero Coupon Bonds on the bid side of the market by appraisal, or (d) by any combination of the above. The aggregate underlying value of the Equity Securities will be determined in the following manner: if the Equity Securities are listed on a national securities exchange or The Nasdaq Stock Market, this evaluation is generally based on the closing sale prices on that exchange or that system (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange or system, at the closing bid prices. If the Equity Securities are not so listed or, if so listed and the principal market therefore is other than on the exchange, the evaluation shall generally be based on the current bid price on the over-the-counter market (unless it is determined that these prices are inappropriate as a basis for evaluation). If current bid prices are unavailable, the evaluation is generally determined (a) on the basis of current bid prices for comparable securities, (b) by appraising the value of the Equity Securities on the bid side of the market or (c) by any combination of the above.

The Evaluator on each business day will appraise or cause to be appraised the value of the underlying Equity Securities in the Trust as of the Evaluation Time and will adjust the Public Offering Price of the Units commensurate with such valuation. Such Public Offering Price will be effective for all orders received prior to the Evaluation Time on each such day. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day which is not a business day, will be held until the next determination of price. The term "business day," as used herein and under "Rights of Unit Holders-How May Units be Redeemed?", shall exclude Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange, Inc.: New Year's Day, Presidents' Day, Martin Luther King, Jr.'s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Although payment is normally made three business days following the order for purchase (the date of settlement), payment may be made prior thereto. A person will become owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. Delivery of Certificates representing Units so ordered will be made three business days following such order or shortly thereafter. See "Rights of Unit Holders-How May Units be Redeemed?" for information regarding the ability to redeem Units ordered for purchase.

How are Units Distributed?

Units repurchased in the secondary market may be offered by this Part Two Prospectus at the secondary market public offering price determined in the manner described above.

The Sponsor reserves the right to change the amount of the concession or agency commission from time to time. Certain commercial banks may be making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks. In Texas and in certain other states, any banks making Units available must be registered as broker/dealers under state law.

The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Trust and returns over specified periods on other similar Trusts sponsored by First Trust Portfolios L.P. with returns on taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trust. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trust are described more fully elsewhere in this Prospectus.

From time to time the Sponsor may implement programs under which broker/dealers, banks or other selling agents of the Fund may receive nominal awards from the Sponsor for each of their registered representatives who have sold a minimum number of UIT Units during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales force of a broker/dealer, bank or other selling agent may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such broker/dealer, banks or other selling agents that sponsors sales contests or recognition programs conforming to criteria established by the Sponsor, or participates in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Such payments are made by the Sponsor out of its own assets, and not out of Trust assets. These programs will not change the price Unit holders pay for their Units or the amount that the Trusts will receive from the Units sold.

What are the Sponsor's Profits?

In maintaining a market for the Units, the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes a sales charge as indicated in Part One for each Trust) or redeemed. The secondary market public offering price of Units may be greater or less than the cost of such Units to the Sponsor.

                         RIGHTS OF UNIT HOLDERS

How is Evidence of Ownership Issued and Transferred?

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units may be evidenced by registered certificates executed by the Trustee and the Sponsor. Delivery of certificates representing Units ordered for purchase is normally made three business days following such order or shortly thereafter. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer. A Unit holder must sign exactly as his or her name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Record ownership may occur before settlement.

Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof, numbered serially for purposes of identification.

Unit holders may elect to hold their Units in uncertificated form. The Trustee will maintain an account for each such Unit holder and will credit each such account with the number of Units purchased by that Unit holder. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send to the registered owner of Units a written initial transaction statement containing a description of the Trust; the number of Units issued or transferred; the name, address and taxpayer identification number, if any, of the new registered owner; a notation of any liens and restrictions of the issuer and any adverse claims to which such Units are or may be subject or a statement that there are no such liens, restrictions or adverse claims; and the date the transfer was registered. Uncertificated Units are transferable through the same procedures applicable to Units evidenced by certificates (described above), except that no certificate need be presented to the Trustee and no certificate will be issued upon the transfer unless requested by the Unit holder. A Unit holder may at any time request the Trustee to issue certificates for Units.

Although no such charge is now made or contemplated, a Unit holder may be required to pay a nominal fee to the Trustee per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or exchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder may be required to furnish indemnity satisfactory to the Trustee and pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

How are Income and Capital Distributed?

The Trustee will distribute any net income (other than accreted interest) received with respect to any of the Securities in the Trust on or about the Income Distribution Dates to Unit holders of record on the preceding Income Record Date. See "Summary of Essential Information" in Part One for each Trust. Proceeds received on the sale of any Securities in the Trust, to the extent not used to meet redemptions of Units or pay expenses, will, however, be distributed on the last day of each month to Unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $1.00 per 100 Units. The Trustee is not required to pay interest on funds held in the Capital Account of the Trust (but may itself earn interest thereon and therefore benefit from the use of such funds). Notwithstanding, distributions of funds in the Capital Account, if any, will be made on the last day of each December to Unit holders of record as of December 15. Income with respect to the original issue discount on the Zero Coupon Bonds in the Trust will not be distributed currently, although Unit holders will be subject to Federal income tax as if a distribution had occurred. See "What is the Federal Tax Status of Unit Holders?"

Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of any distribution made by the Trust if the Trustee has not been furnished the Unit holder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unit holder only when filing a tax return. Under normal circumstances the Trustee obtains the Unit holder's tax identification number from the selling broker. However, a Unit holder should examine his or her statements from the Trustee to make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one should be provided as soon as possible.

Within a reasonable time after the Trust is terminated, each Unit holder will, upon surrender of his or her Units for redemption, receive: (i) the pro rata share of the amounts realized upon the disposition of Equity Securities, unless he or she elects an In-Kind Distribution as described below, (ii) a pro rata share of the amounts realized upon the disposition of the remaining Zero Coupon Bonds and (iii) a pro rata share of any other assets of the Trust, less expenses of the Trust, subject to the limitation that Zero Coupon Bonds may not be sold to pay for Trust expenses. Not less than 60 days prior to the Final Zero Coupon Bonds' Maturity Date the Trustee will provide written notice thereof to all Unit holders and will include with such notice a form to enable Unit holders to elect a distribution of shares of Equity Securities (an "In-Kind Distribution"), if such Unit holder owns at least the amount specified in "Summary of Essential Information" appearing in Part One for each Trust, rather than to receive payment in cash for such Unit holder's pro rata share of the amounts realized upon the disposition by the Trustee of Equity Securities. An In-Kind Distribution will be reduced by customary transfer and registration charges. To be effective, the election form, together with surrendered certificates and other documentation required by the Trustee, must be returned to the Trustee at least five business days prior to the Final Zero Coupon Bonds' Maturity Date. Not less than 60 days prior to the termination of the Trust, those Unit holders with at least the amount specified in "Summary of Essential Information" appearing in Part One for each Trust will be offered the option of having the proceeds from the Equity Securities distributed "In-Kind," or they will be paid in cash, as indicated above. A Unit holder may, of course, at any time after the Equity Securities are distributed, sell all or a portion of the shares.

The Trustee will credit to the Income Account of the Trust any dividends received on the Equity Securities therein. All other receipts (e.g., return of principal, etc.) are credited to the Capital Account of the Trust.

The Trustee may establish reserves (the "Reserve Account") within the Trust for state and local taxes, if any, and any governmental charges payable out of the Trust.

What Reports will Unit Holders Receive?

The Trustee shall furnish Unit holders in connection with each distribution a statement of the amount of income, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per 100 Units. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a Unit holder of the Trust the following information in reasonable detail: (1) a summary of transactions in the Trust for such year; (2) any Securities sold during the year and the Securities held at the end of such year by the Trust; (3) the redemption price per 100 Units based upon a computation thereof on the 31st day of December of such year (or the last business day prior thereto); and (4) amounts of income and capital distributed during such year.

In order to comply with Federal and state tax reporting requirements, Unit holders will be furnished, upon request to the Trustee, evaluations of the Securities in the Trust furnished to it by the Evaluator.

How May Units be Redeemed?

A Unit holder may redeem all or a portion of his or her Units by tender to the Trustee at its corporate trust office in the City of New York of the certificates representing the Units to be redeemed, or in the case of uncertificated Units, delivery of a request for redemption, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as explained above (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates), and payment of applicable governmental charges, if any. No redemption fee will be charged. Certain broker/dealers may charge a transaction fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such transaction fees. On the third business day following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee (if such day is a day in which the New York Stock Exchange is open for trading), except that as regards Units received after 4:00 p.m. Eastern time (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time), the date of tender is the next day on which the New York Stock Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day. Units so redeemed shall be cancelled.

Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unit holder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unit holder only when filing a tax return. Under normal circumstances the Trustee obtains the Unit holder's tax identification number from the selling broker. However, any time a Unit holder elects to tender Units for redemption, such Unit holder should make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

Any amounts paid on redemption representing income shall be withdrawn from the Income Account of the Trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Capital Account of the Trust.

The Trustee is empowered to sell Securities of the Trust in order to make funds available for redemption. To the extent that Securities are sold, the size and diversity of the Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. Equity Securities will be sold to meet redemptions of Units before Zero Coupon Bonds, although Zero Coupon Bonds may be sold if the Trust is assured of retaining a sufficient principal amount of Zero Coupon Bonds to provide funds by the maturity of the Trust at least equal to $10.00 per Unit.

The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the Zero Coupon Bonds and the aggregate underlying value of the Equity Securities in the Trust plus or minus cash, if any, in the Income and Capital Accounts of the Trust. The Redemption Price per Unit is the pro rata share of each Unit determined by the Trustee by adding: (1) the cash on hand in the Trust; (2) the aggregate value of the Securities held in the Trust, as determined by the Evaluator on the basis of bid prices of the Zero Coupon Bonds and the aggregate underlying value of the Equity Securities in the Trust next computed; and (3) dividends receivable on Equity Securities trading ex-dividend as of the date of computation; and deducting therefrom: (1) amounts representing any applicable taxes or governmental charges payable out of the Trust; (2) any amounts owing to the Trustee for its advances; (3) an amount representing estimated accrued expenses of the Trust, including but not limited to fees and expenses of the Trustee (including legal and auditing fees), the Evaluator and supervisory fees, if any; (4) cash held for distribution to Unit holders of record of the Trust as of the business day prior to the evaluation being made; and (5) other liabilities incurred by the Trust; and finally dividing the results of such computation by the number of Units of the Trust outstanding as of the date thereof.

The aggregate value of the Equity Securities will be determined in the following manner: if the Equity Securities are listed on a national securities exchange or The Nasdaq Stock Market, this evaluation is generally based on the closing sale prices on that exchange or that system (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange or system, at the closing bid prices. For purposes of valuing Securities traded on the Nasdaq Stock Market, closing sale price shall mean the Nasdaq Official Closing Price ("NOCP"). However, if the Equity Securities are not so listed or, if so listed and the principal market therefore is other than on the exchange, the evaluation shall generally be based on the current bid price on the over-the-counter market (unless these prices are inappropriate as a basis for evaluation). If current bid prices are unavailable, the evaluation is generally determined (a) on the basis of current bid prices for comparable securities, (b) by appraising the value of the Equity Securities on the bid side of the market or (c) by any combination of the above.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on the New York Stock Exchange is restricted or any emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances, the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

How May Units be Purchased by the Sponsor?

The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before 1:00 p.m. Eastern time on the same business day and by making payment therefor to the Unit holder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units. In the event the Sponsor does not purchase Units, the Trustee may sell Units tendered for redemption in the over-the-counter market, if any, as long as the amount to be received by the Unit holder is equal to the amount he or she would have received on redemption of the Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then effective prospectus describing such Units. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

How May Securities be Removed from the Trust?

The Portfolio of the Trust is not "managed" by the Sponsor or the Trustee; their activities described herein are governed solely by the provisions of the Indenture. The Indenture provides that the Sponsor may (but need not) direct the Trustee to dispose of an Equity Security in the event that an issuer defaults in the payment of a dividend that has been declared, that any action or proceeding has been instituted restraining the payment of dividends or there exists any legal question or impediment affecting such Equity Security, that the issuer of the Equity Security has breached a covenant which would affect the payments of dividends, the credit standing of the issuer or otherwise impair the sound investment character of the Equity Security, that the issuer has defaulted on the payment on any other of its outstanding obligations, that the price of the Equity Security has declined to such an extent or other such credit factors exist so that in the opinion of the Sponsor, the retention of such Equity Securities would be detrimental to the Trust. Zero Coupon Bonds may be sold by the Trustee only pursuant to the liquidation of the Trust or to meet redemption requests. Pursuant to the Indenture and with limited exceptions, the Trustee may sell any securities or other property acquired in exchange for Equity Securities such as those acquired in connection with a merger or other transaction. If offered such new or exchanged securities or property, the Trustee shall reject the offer. However, in the event such securities or property are nonetheless acquired by the Trust, they may be accepted for deposit in the Trust and either sold by the Trustee or held in the Trust pursuant to the direction of the Sponsor (who may rely on the advice of the Portfolio Supervisor). Proceeds from the sale of Securities (or any securities or other property received by the Trust in exchange for Equity Securities) by the Trustee are credited to the Capital Account of the Trust for annual distribution to Unit holders or to meet redemptions.

The Trustee may also sell Securities designated by the Sponsor, or if not so directed, in its own discretion, for the purpose of redeeming Units of the Trust tendered for redemption and the payment of expenses; provided, however, that in the case of Securities sold to meet redemption requests, Zero Coupon Bonds may only be sold if the Trust is assured of retaining a sufficient principal amount of Zero Coupon Bonds to provide funds by the maturity of the Trust at least equal to $10.00 per Unit. Zero Coupon Bonds may not be sold by the Trustee to meet Trust expenses.

The Sponsor, in designating Equity Securities to be sold by the Trustee, will generally make selections in order to maintain, to the extent practicable, the proportionate relationship among the number of shares of individual issues of Equity Securities. To the extent this is not practicable, the composition and diversity of the Equity Securities may be altered. In order to obtain the best price for the Trust, it may be necessary for the Sponsor to specify minimum amounts (generally 100 shares) in which blocks of Equity Securities are to be sold.

            INFORMATION AS TO SPONSOR, TRUSTEE AND EVALUATOR

Who is the Sponsor?

First Trust Portfolios L.P., the Sponsor, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios L.P., an Illinois limited partnership formed in 1991, acts as Sponsor for successive series of The First Trust Combined Series, the FT Series (formerly known as The First Trust Special Situations Trust), The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds, The First Trust GNMA, Templeton Growth and Treasury Trust, Templeton Foreign Fund & U.S. Treasury Securities Trust and The Advantage Growth and Treasury Securities Trust. First Trust introduced the first insured unit investment trust in 1974 and to date more than $70 billion in First Trust unit investment trusts have been deposited. The Sponsor's employees include a team of professionals with many years of experience in the unit investment trust industry. The Sponsor is a member of the NASD and Securities Investor Protection Corporation and has its principal offices at 1001 Warrenville Road, Lisle, Illinois 60532; telephone (630) 241-4141. As of December 31, 2005, the total consolidated partners' capital of First Trust Portfolios L.P. and subsidiaries was $37,849,711 (audited). This paragraph relates only to the Sponsor and not to the Trust or to any series thereof or to any other Underwriters. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.

Code of Ethics. The Sponsor and each Trust have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trust.

Who is the Trustee?

The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone (800) 813-3074. If you have questions regarding your account or your Trust, please contact the Trustee at its unit investment trust division offices or your financial adviser. The Sponsor does not have access to individual account information. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The Trustee, whose duties are ministerial in nature, has not participated in the selection of the Securities. For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under "Rights of Unit
Holders."

The Trustee and any successor trustee may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy of a notice of resignation to all Unit holders. Upon receipt of such notice, the Sponsor is obligated to appoint a successor trustee promptly. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. If upon resignation of a trustee no successor has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor Trustee. The Trustee must be a banking corporation organized under the laws of the United States or any State and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Limitations on Liabilities of Sponsor and Trustee

The Sponsor and the Trustee shall be under no liability to Unit holders for taking any action or for refraining from taking any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith, gross negligence (ordinary negligence in the case of the Trustee) or reckless disregard of their obligations and duties. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of a Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

If the Sponsor shall fail to perform any of its duties under the Indenture or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, or (b) terminate the Indenture and liquidate the Trust as provided herein, or (c) continue to act as Trustee without terminating the Indenture.

Who is the Evaluator?

The Evaluator is First Trust Advisors, L.P., 1001 Warrenville Road, Lisle, Illinois 60532. The Evaluator may resign or may be removed by the Sponsor and the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unit holders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                            OTHER INFORMATION

How May the Indenture be Amended or Terminated?

The Sponsor and the Trustee have the power to amend the Indenture without the consent of any of the Unit holders when such an amendment is
(1) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein; (2) to make any amendment required by any governmental agency; or (3) to make such other provisions as shall not adversely affect the interest of the Unit holders (as determined in good faith by the Sponsor and the Trustee).

The Indenture provides that each Trust shall terminate upon the maturity, redemption or other disposition of the last of the Zero Coupon Bonds held in the Trust, but in no event beyond the Mandatory Termination Date indicated in Part One for each Trust under "Summary of Essential Information." the Trust may be liquidated at any time by consent of 100% of the Unit holders of the Trust. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders of the Trust. Within a reasonable period after termination, the Trustee will follow the procedures set forth under "How are Income and Capital Distributed?"

 Commencing on the Final Zero Coupon Bonds' Maturity Date, Equity Securities will begin to be sold in connection with the termination of the Trust. The Sponsor will determine the manner, timing and execution of the sale of the Equity Securities. Written notice of any termination of the Trust specifying the time or times at which Unit holders may surrender their certificates for cancellation shall be given by the Trustee to each Unit holder at his or her address appearing on the registration books of the Trust maintained by the Trustee. At least 60 days prior to the Final Zero Coupon Bonds' Maturity Date the Trustee will provide written notice thereof to all Unit holders and will include with such notice a form to enable Unit holders to elect a distribution of shares of Equity Securities (reduced by customary transfer and registration charges), if such Unit holder owns at least the amount specified in "Summary of Essential Information" appearing in Part One for each Trust, rather than to receive payment in cash for such Unit holder's pro rata share of the amounts realized upon the disposition by the Trustee of Equity Securities. All Unit holders will receive their pro rata portion of the Zero Coupon Bonds in cash upon the termination of the Trust. To be effective, the election form, together with surrendered certificates and other documentation required by the Trustee, must be returned to the Trustee at least five business days prior to the Final Zero Coupon Bonds' Maturity Date. Unit holders not electing a distribution of shares of Equity Securities will receive a cash distribution from the sale of the remaining Securities within a reasonable time after their Trust is terminated. Regardless of the distribution involved, the Trustee will deduct from the funds of the Trust any accrued costs, expenses, advances or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. Any sale of Securities in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. The Trustee will then distribute to each Unit holder his or her pro rata share of the balance of the Income and Capital Accounts.

Legal Opinions

The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Carter, Ledyard & Milburn LLP, 2 Wall Street, New York, New York 10005, acts as counsel for The Bank of New York and as special New York tax counsel for the Trust.

Experts

The financial statements of the Trust for the periods set forth in and included as part of Part One of this prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                      DESCRIPTION OF BOND RATINGS*

Standard & Poor's. A brief description of the applicable Standard & Poor's rating symbols and their meanings follow:

A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

l. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

ll.  Nature of and provisions of the obligation;

lll. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA-Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.**

AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A-Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his or her own judgment with respect to such likelihood and risk.

Credit Watch: Credit Watch highlights potential changes in ratings of bonds and other fixed income securities. It focuses on events and trends which place companies and government units under special surveillance by S&P's 180-member analytical staff. These may include mergers, voter referendums, actions by regulatory authorities, or developments gleaned from analytical reviews. Unless otherwise noted, a rating decision will be made within 90 days. Issues appear on Credit Watch where an event, situation, or deviation from trends occurred and needs to be evaluated as to its impact on credit ratings. A listing, however, does not mean a rating change is inevitable. Since S&P continuously monitors all of its ratings, Credit Watch is not intended to include all issues under review. Thus, rating changes will occur without issues appearing on Credit Watch.

________________
*  As published by the rating companies.

** Bonds insured by Ambac Assurance Corporation are automatically rated "AAA" by Standard & Poor's.

Moody's. A brief description of the applicable Moody's rating symbols and their meanings follow:

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

A 1 and Baa 1-Bonds which are rated A 1 and Baa 1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

Baa-Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations will move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con.(---)-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction,
(b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

CONTENTS:

The First Trust Special Situations Trust
Strategic Equity Series:
   What is The First Trust Special Situations Trust?       3
   What are the Expenses and Charges?                      3
   What is the Federal Tax Status of Unit Holders?         4
Portfolio:
   What are the Zero Coupon Bonds?                         7
   How are the Zero Coupon Bonds Insured?                 10
   What are Equity Securities?                            11
   What are Some Additional Considerations
       for Investors?                                     12
Public Offering:
   How is the Public Offering Price Determined?           13
   How are Units Distributed?                             14
   What are the Sponsor's Profits?                        15
Rights of Unit Holders:
   How is Evidence of Ownership Issued
       and Transferred?                                   15
   How are Income and Capital Distributed?                16
   What Reports will Unit Holders Receive?                16
   How May Units be Redeemed?                             17
   How May Units be Purchased by the Sponsor?             18
   How May Securities be Removed from the Trust?          18
Information as to Sponsor, Trustee and Evaluator:
   Who is the Sponsor?                                    19
   Who is the Trustee?                                    19
   Limitations on Liabilities of Sponsor and Trustee      20
   Who is the Evaluator?                                  20
Other Information:
   How May the Indenture be Amended
       or Terminated?                                     20
   Legal Opinions                                         21
   Experts                                                21
Description of Bond Ratings                               22

                               ___________

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE FUND HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

                             First Trust(R)

                            STRATEGIC EQUITY
                              TRUST SERIES

                             The First Trust
                        Special Situations Trust

                               Prospectus
                                Part Two
                           September 29, 2006

            First Trust Portfolios L.P.1001 Warrenville Road
                          Lisle, Illinois 60532
                             1-630-241-4141

                                Trustee:

                          The Bank of New York

                           101 Barclay Street
                        New York, New York 10286
                             1-800-813-3074

                          THIS PART TWO MUST BE
                         ACCOMPANIED BY PART ONE

                      PLEASE RETAIN THIS PROSPECTUS
                          FOR FUTURE REFERENCE

              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Registered
                          Public Accounting Firm


                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 46 STRATEGIC EQUITY TRUST, SERIES 1, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on September 29, 2006.

                              THE FIRST TRUST SPECIAL SITUATIONS
                                TRUST, SERIES 46
                              STRATEGIC EQUITY TRUST, SERIES 1
                                    (Registrant)
                              By  FIRST TRUST PORTFOLIOS, L.P.
                                    (Depositor)


                              By  Jason T. Henry
                                  Senior Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following person in the capacity and on the date indicated:

       NAME                 TITLE*                 DATE

Judith M. Van Kampen       Director           )
                           of The Charger     )
                           Corporation, the   ) September 29, 2006
                           General Partner of )
                           First Trust        )
                           Portfolios, L.P.   )

Karla M. Van Kampen-Pierre Director           )
                           of The Charger     )
                           Corporation, the   ) Jason T. Henry
                           General Partner of ) Attorney-in-Fact**
                           First Trust        )
                           Portfolios, L.P.   )

David G. Wisen             Director           )
                           of The Charger     )
                           Corporation, the   )
                           General Partner of )
                           First Trust        )
                           Portfolios, L.P.   )


       * The title of the person named herein represents his capacity in and relationship to First Trust Portfolios, L.P., Depositor.

       ** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of FT 597 (File No. 333-76518) and the same is hereby incorporated herein by this reference.


    CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 13 to Registration Statement 33-53340 of our report dated September 27, 2006, relating to the financial statements of The First Trust Special Situations Trust, Series 46, Strategic Equity Trust, Series 1, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.




DELOITTE & TOUCHE LLP

Chicago, Illinois
September 27, 2006